Amendment To Settlement Agreement

The Settlement Agreement between and among Whalehaven Capital Fund, Ltd. (“Whalehaven”), Alpha Capital Anstalt (“Alpha Capital”) and Radient Pharmaceuticals Corporation (“RPC”) dated May 9, 2011 is hereby amended as follows:

1.  The first sentence of paragraph 1(a) of the Settlement Agreement is deleted and the following sentence is inserted in its place: “On the Effective Date (as hereafter defined) RPC shall deliver to Plaintiffs as many freely trading shares as possible approved for listing by the NYSE Amex (“Amex”), but not less than 500,000 such shares.”

2.  The first sentence of paragraph 1(b) of the Settlement Agreement is deleted and the following sentence is inserted in its place: “In the event that Amex indicates that RPC may issue more than the number of shares delivered by RPC pursuant to paragraph 1(a) without further shareholder approval, or RPC itself concludes that no further shareholder approval is required notwithstanding any position taken by Amex, RPC shall issue the maximum number of additional shares permissible pursuant to such Amex indication that have been approved for listing by Amex; such shares will be freely trading fully paid and non assessable shares and issued to Whalehaven and Alpha Capital in the same percentages as set forth in paragraph 1(a). In the event RPC is not listed on Amex or RPC receives shareholder approval pursuant to paragraph 3 hereof and Amex approval, it shall deliver to Plaintiffs immediately the difference between twenty one million shares and the number of shares it has theretofore already delivered to Plaintiffs.”

3.  RPC will seek shareholder approval in an amendment to the preliminary proxy statement that RPC filed on February 22, 2011 for issuance of all shares, other than those issuable pursuant to paragraph 1, RPC is required to issue pursuant to the Settlement Agreement and the Promissory Notes, as amended. RPC will use its best efforts to obtain such shareholder approval as soon as possible.

4.  Each Plaintiff shall have the option to convert the Promissory Note issued to it into shares of RPC common stock, as provided in the Promissory Notes annexed hereto. The Promissory Notes annexed hereto replace the Promissory Notes referred to in the Settlement Agreement.

5.  Paragraph 4 of the Settlement Agreement is hereby deleted and the following new paragraph 4 is inserted in its place: 4. The parties shall apply immediately to the District Court to approve, pursuant to the provisions of Section 3(a)(10) of the Securities Act of 1933, the shares which will or may be issued hereunder, so that RPC may issue, and Plaintiffs may sell upon receipt, all such shares without registration (“Court Approval”). The parties agree to cooperate with each other in obtaining Court Approval.

6.  Paragraphs 9 and 10 of the Settlement Agreement are deleted and replaced by new paragraph 9(a) and 9(b) as follows:

9(a). Each Plaintiff shall retain the warrants it received in the November 2009 Registered Direct Offering and in the private financing that RPC closed in March and April 2010 (the “Warrants”). The parties agree that the exercise price of the Warrants is $0.28 and that the number of shares available for issuance upon exercise of Whalehaven’s Warrants is 188,000 and that the number of shares available for issuance upon exercise of Alpha Capital’s Warrants is 207,689. Any exercise of the Warrants by either Plaintiff shall reduce RPC’s obligation to that Plaintiff under the Promissory Notes by the amount of any such exercise. For illustrative purposes only, if Alpha Capital exercises its Warrants for 100,000 shares of stock, RPC’s obligation to Alpha Capital under the Promissory Notes shall be reduced by $28,000. RPC represents that Plaintiffs may exercise the Warrants immediately and that RPC can issue all shares required to be issued pursuant to any such Warrant exercise. Plaintiffs agree not to exercise the Warrant prior to Court Approval unless the Settlement Agreement becomes null and void pursuant to paragraph 5.

9(b).  On the Maturity Date, provided that the Promissory Notes have been paid in full, Whalehaven and Alpha Capital shall return to RPC all of the Warrants and the warrants received in 2007 to the extent they have not been previously exercised in full. RPC shall thereafter deem the Warrants null and void.

7.  Paragraph 3(c) is amended to add the following sentence: With Alpha Capital’s or Whalehaven’s written consent, RPC deliver more than one million dollars worth of shares in any four week period.

8.  Except as specifically amended herein, the Settlement Agreement shall remain in full force and effect.

Dated: May 23, 2011

Whalehaven Capital Fund, Ltd.

By

Alpha Capital Anstalt

By

Radient Pharmaceuticals Corporation

By

So Ordered:

U.S.D.J.

Promissory Note

Thus Promissory Note is being delivered in accordance with Section 2 of that certain Settlement Agreement dated May 9, 2011 as amended by the Amendment to Settlement Agreement dated May 23, 2011 between Whalehaven Capital Fund, Ltd. (“Whalehaven”), Alpha Capital Anstalt (“Alpha Capital”) and Radient Pharmaceuticals Corporation (“RPC”) (the “Settlement Agreement”). On or before September 24, 2011 (the “Maturity Date”), RPC promises to pay to the order of Alpha Capital the sum of $6,096,757 (six million ninety six thousand seven hundred fifty seven dollars) with interest at the rate of 8% per annum, if not retired sooner.

Prior to the Maturity Date or the happening of an Event of Default, RPC may prepay this Promissory Note, in whole or in part, at any time and from time to time, in cash or by delivering to Alpha Capital shares of RPC common stock that are fully paid and non-assessable and which have previously been approved for listing by NYSE Amex, provided that RPC may not deliver to Alpha Capital more than $566,000 worth of shares in any four week period commencing with the date hereof. Any shares delivered shall be valued at the VWAP for such shares, as reported by Bloomberg, based upon the lowest three closing prices in the ten trading days prior to the date of the Delivery Notice, as such term is defined in the Settlement Agreement. The value of the shares so delivered shall first be applied to accrued but unpaid interest and thereafter to outstanding principal. To the extent any interest or principal on this Promissory Note remains outstanding on the Maturity Date or upon the happening of an Event of Default, whichever is sooner, Alpha Capital shall be entitled to entry of judgment in that amount plus the reasonable costs of collection and reasonable attorneys’ fees.

Alpha Capital may convert this Note, in whole or in part, at any time and from time to time until paid in full, in accordance with the conversion provisions annexed hereto as Exhibit A (a “Voluntary Conversion”); any such Voluntary Conversion shall reduce the amounts otherwise due and owing hereunder. RPC shall not be obligated to effect any Voluntary Conversions unless and until RPC’s shareholders and Amex have approved the issuance of such shares, unless RPC itself concludes that no shareholder approval is required or the shares are no longer listed on Amex.

The occurrence of any bankruptcy, insolvency, reorganization or liquidation proceedings, by or against RPC or the failure of RPC to comply with any of its obligations under the Settlement Agreement prior to the Maturity Date, which failure is not cured within three (3) business days after it occurred, shall be deemed an Event of Default hereunder and shall cause all sums of principal and interest then remaining unpaid hereunder immediately due and payable, upon demand, without presentment.

This Promissory Note shall be governed by the laws of the State of New York.

Dated: May 24, 2011
Radient Pharmaceuticals Corporation
By

Exhibit A

The Holder shall have the right to convert the principal and any interest due under this Note into Shares of the Borrower's Common Stock, $.001 par value per share (“Common Stock”) as set forth below.  All terms not otherwise defined herein shall have the meanings set forth in the Note.

1.           Conversion into the Borrower's Common Stock.

(a)           The Holder shall have the right at any time until this Note or any judgment thereon is fully paid, to convert any outstanding and unpaid principal portion of this Note, and accrued interest, at the election of the Holder (the date of giving of such notice of conversion being a "Conversion Date") into fully paid and non-assessable shares of Common Stock as such stock exists on the date of issuance of this Note, or any shares of capital stock of Borrower into which such Common Stock shall hereafter be changed or reclassified, at the conversion price as defined in Section 1.1(b) hereof, determined as provided herein.  Upon delivery to the Borrower of a completed Notice of Conversion, Borrower shall issue and deliver to the Holder within three (3) business days after the Conversion Date (such third day being the “Delivery Date”) that number of shares of Common Stock for the portion of the Note converted in accordance with the foregoing.  Interest shall be due on the Maturity Date or upon the happening of an Event of Default, whichever is sooner, if this Note is not fully converted before such date. Conversions shall be first applied to accrued but unpaid interest. The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing that portion of the principal of the Note and interest, if any, to be converted, by the Conversion Price.

(b)        Subject to adjustment as provided in Section 1.1(c) hereof, the fixed conversion price per share shall be equal to the paragraph 2(a) VWAP set forth in the Settlement Agreement (“Fixed Conversion Price”).

(c)         The Fixed Conversion Price and number and kind of shares or other securities to be issued upon conversion determined pursuant to Section 1.1(a), shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

A.              Merger, Sale of Assets, etc.  If (A) the Borrower effects any merger or  consolidation of the Borrower with or into another entity, (B) the Borrower effects any sale of all or substantially all of its assets in one or a series of related transactions,  (C) any tender offer or exchange offer (whether by the Borrower or another entity) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, (D) the Borrower consummates a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more persons or entities whereby such other persons or entities acquire more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by such other persons or entities making or party to, or associated or affiliated with the other persons or entities making or party to, such stock purchase agreement or other business combination), (E) any "person" or "group" (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act) is or shall become the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate Common Stock of the Borrower, or (F) the Borrower effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental  Transaction"), this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to convert into such number and kind of shares or other securities and property as would have been issuable or distributable on account of such Fundamental Transaction, upon or with respect to the securities subject to the conversion right immediately prior to such Fundamental Transaction.  The foregoing provision shall similarly apply to successive Fundamental Transactions of a similar nature by any such successor or purchaser.  Without limiting the generality of the foregoing, the anti-dilution provisions of this Section shall apply to such securities of such successor or purchaser after any such Fundamental Transaction.

B.           Reclassification, etc.  If the Borrower at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes that may be issued or outstanding, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

C.           Stock Splits, Combinations and Dividends.  If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

D.           Share Issuance.   So long as this Note is outstanding, if the Borrower shall agree to issue or issue any Common Stock prior to the complete conversion or payment of this Note, for a consideration per share that is less than the Fixed Conversion Price that would be in effect at the time of such issue, then, and thereafter successively upon each such issuance, the Fixed Conversion Price shall be reduced to such other lower issue price.  For purposes of this adjustment, the issuance or amendment of any security or debt instrument of the Borrower carrying the right to convert such security or debt instrument into Common Stock or of any warrant, right or option to purchase Common Stock, or amendment of ant security or debt instrument to include such right, shall result in an adjustment to the Fixed Conversion Price upon the issuance of the above-described security, debt instrument, warrant, right, or option and again upon the issuance of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the then applicable Fixed Conversion Price. Common Stock issued or issuable by the Borrower for no consideration will be deemed issuable or to have been issued for $0.001 per share of Common Stock.  The reduction of the Fixed Conversion Price described in this paragraph is in addition to the other rights of the Holder described in the Subscription Agreement.

(d)           Whenever the Conversion Price is adjusted pursuant to Section 1.1(c) above, the Borrower shall promptly mail to the Holder a notice setting forth the Conversion Price after such adjustment and setting forth a statement of the facts requiring such adjustment.

(e)           During the period the conversion right exists and after Borrower receives shareholder approval pursuant to paragraph 3 of the Amendment to Settlement Agreement dated May 23, 2010 , Borrower will reserve from its authorized and unissued Common Stock not less than an amount of Common Stock equal to 125% of the amount of shares of Common Stock issuable upon the full conversion of this Note.  Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable.  Borrower agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

Promissory Note

Thus Promissory Note is being delivered in accordance with Section 2 of that certain Settlement Agreement dated May 9, 2011 as amended by the Amendment to Settlement Agreement dated May 23, 2011 between Whalehaven Capital Fund, Ltd. (“Whalehaven”), Alpha Capital Anstalt (“Alpha Capital”) and Radient Pharmaceuticals Corporation (“RPC”) (the “Settlement Agreement”). On or before September 24, 2011 (the “Maturity Date”), RPC promises to pay to the order of Whalehaven the sum of $4,674,898 (four million six hundred and seventy four thousand eight hundred ninety eight dollars) with interest at the rate of 8% per annum, if not retired sooner.

Prior to the Maturity Date or the happening of an Event of Default, RPC may prepay this Promissory Note, in whole or in part, at any time and from time to time, in cash or by delivering to Whalehaven shares of RPC common stock that are fully paid and non-assessable and which have previously been approved for listing by NYSE Amex, provided that RPC may not deliver to Whalehaven more than $434,000 worth of shares in any four week period commencing with the date hereof. Any shares delivered shall be valued at the VWAP for such shares, as reported by Bloomberg, based upon the lowest three closing prices in the ten trading days prior to the date of the Delivery Notice, as such term is defined in the Settlement Agreement. The value of the shares so delivered shall first be applied to accrued but unpaid interest and thereafter to outstanding principal. To the extent any interest or principal on this Promissory Note remains outstanding on the Maturity Date or upon the happening of an Event of Default, whichever is sooner, Whalehaven shall be entitled to entry of judgment in that amount plus the reasonable costs of collection and reasonable attorneys’ fees.

Whalehaven may convert this Note, in whole or in part, at any time and from time to time until paid in full, in accordance with the conversion provisions annexed hereto as Exhibit A (a “Voluntary Conversion”); any such Voluntary Conversion shall reduce the amounts otherwise due and owing hereunder. RPC shall not be obligated to effect any Voluntary Conversions unless and until RPC’s shareholders have approved the issuance of such shares, RPC itself concludes that no shareholder approval is required and NYSE Amex has approved the listing of the shares, if such approval is required.

The occurrence of any bankruptcy, insolvency, reorganization or liquidation proceedings, by or against RPC or the failure of RPC to comply with any of its obligations under the Settlement Agreement prior to the Maturity Date, which failure is not cured within three (3) business days after it occurred, shall be deemed an Event of Default hereunder and shall cause all sums of principal and interest then remaining unpaid hereunder immediately due and payable, upon demand, without presentment.

This Promissory Note shall be governed by the laws of the State of New York.

Dated: May 24, 2011
Radient Pharmaceuticals Corporation
By

Exhibit A

The Holder shall have the right to convert the principal and any interest due under this Note into Shares of the Borrower's Common Stock, $.001 par value per share (“Common Stock”) as set forth below.  All terms not otherwise defined herein shall have the meanings set forth in the Note.

1.           Conversion into the Borrower's Common Stock.

(a)           The Holder shall have the right at any time until this Note or any judgment thereon is fully paid, to convert any outstanding and unpaid principal portion of this Note, and accrued interest, at the election of the Holder (the date of giving of such notice of conversion being a "Conversion Date") into fully paid and non-assessable shares of Common Stock as such stock exists on the date of issuance of this Note, or any shares of capital stock of Borrower into which such Common Stock shall hereafter be changed or reclassified, at the conversion price as defined in Section 1.1(b) hereof, determined as provided herein.  Upon delivery to the Borrower of a completed Notice of Conversion, Borrower shall issue and deliver to the Holder within three (3) business days after the Conversion Date (such third day being the “Delivery Date”) that number of shares of Common Stock for the portion of the Note converted in accordance with the foregoing.  Interest shall be due on the Maturity Date or upon the happening of an Event of Default, whichever is sooner, if this Note is not fully converted before such date. Conversions shall be first applied to accrued but unpaid interest. The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing that portion of the principal of the Note and interest, if any, to be converted, by the Conversion Price.

(b)        Subject to adjustment as provided in Section 1.1(c) hereof, the fixed conversion price per share shall be equal to the paragraph 2(a) VWAP set forth in the Settlement Agreement (“Fixed Conversion Price”).

(c)         The Fixed Conversion Price and number and kind of shares or other securities to be issued upon conversion determined pursuant to Section 1.1(a), shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

A.              Merger, Sale of Assets, etc.  If (A) the Borrower effects any merger or  consolidation of the Borrower with or into another entity, (B) the Borrower effects any sale of all or substantially all of its assets in one or a series of related transactions,  (C) any tender offer or exchange offer (whether by the Borrower or another entity) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, (D) the Borrower consummates a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more persons or entities whereby such other persons or entities acquire more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by such other persons or entities making or party to, or associated or affiliated with the other persons or entities making or party to, such stock purchase agreement or other business combination), (E) any "person" or "group" (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act) is or shall become the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate Common Stock of the Borrower, or (F) the Borrower effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental  Transaction"), this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to convert into such number and kind of shares or other securities and property as would have been issuable or distributable on account of such Fundamental Transaction, upon or with respect to the securities subject to the conversion right immediately prior to such Fundamental Transaction.  The foregoing provision shall similarly apply to successive Fundamental Transactions of a similar nature by any such successor or purchaser.  Without limiting the generality of the foregoing, the anti-dilution provisions of this Section shall apply to such securities of such successor or purchaser after any such Fundamental Transaction.

B.           Reclassification, etc.  If the Borrower at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes that may be issued or outstanding, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

C.           Stock Splits, Combinations and Dividends.  If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

D.           Share Issuance.   So long as this Note is outstanding, if the Borrower shall agree to issue or issue any Common Stock prior to the complete conversion or payment of this Note, for a consideration per share that is less than the Fixed Conversion Price that would be in effect at the time of such issue, then, and thereafter successively upon each such issuance, the Fixed Conversion Price shall be reduced to such other lower issue price.  For purposes of this adjustment, the issuance or amendment of any security or debt instrument of the Borrower carrying the right to convert such security or debt instrument into Common Stock or of any warrant, right or option to purchase Common Stock, or amendment of ant security or debt instrument to include such right, shall result in an adjustment to the Fixed Conversion Price upon the issuance of the above-described security, debt instrument, warrant, right, or option and again upon the issuance of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the then applicable Fixed Conversion Price. Common Stock issued or issuable by the Borrower for no consideration will be deemed issuable or to have been issued for $0.001 per share of Common Stock.  The reduction of the Fixed Conversion Price described in this paragraph is in addition to the other rights of the Holder described in the Subscription Agreement.

(d)           Whenever the Conversion Price is adjusted pursuant to Section 1.1(c) above, the Borrower shall promptly mail to the Holder a notice setting forth the Conversion Price after such adjustment and setting forth a statement of the facts requiring such adjustment.

(e)           During the period the conversion right exists and after Borrower receives shareholder approval pursuant to paragraph 3 of the Amendment to Settlement Agreement dated May 23, 2010 , Borrower will reserve from its authorized and unissued Common Stock not less than an amount of Common Stock equal to 125% of the amount of shares of Common Stock issuable upon the full conversion of this Note.  Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable.  Borrower agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.